Exhibit 10(w)


     ACT OF LOAN MODIFICATION AND     |     UNITED STATES OF AMERICA
            ACKNOWLEDGMENT            |
                                      |
                  BY                  |
                                      |
           RADIOSUNGROUP OF           |
    BRYAN/COLLEGE STATION, INC., a    |
           Texas corporation          |
                                      |
       SUNGROUP BROADCASTING OF       |
          LOUISIANA, INC., a          |
        Louisiana corporation         |
                                      |
                 AND                  |
                                      |
     SUNGROUP, INC., a Tennessee      |
            corporation               |
                                      |
            IN FAVOR OF               |
                                      |
      FIRST SAVINGS BANK, FSB,        |
       a federal savings bank         |



        BE IT KNOWN, that effective on the 15th day of December, 1997;

        BEFORE US, the undersigned duly qualified notary publics in and for the states and parishes/counties described below and in the presence of the undersigned competent witnesses:

        PERSONALLY CAME AND APPEARED:

        RADIOSUNGROUP OF BRYAN/COLLEGE STATION, INC., a corporation organized under the laws of the State of Texas, whose taxpayer identification number is 62-1406505, and whose registered office in Texas is #26 Manor East Mall, 701 Villa Maria, Bryan, Texas 77805, appearing herein by and through John W. Biddinger its President and duly authorized representative pursuant to a resolution of its Board of Directors, a certified extract of which is attached hereto ("RSG");

        SUNGROUP BROADCASTING OF LOUISIANA, INC., a corporation organized under the laws of the State of Louisiana, whose taxpayer identification number is 72-1151881, and whose registered office in Louisiana is 725 Austin Place, Shreveport, Louisiana 7 1 1 0 1, appearing herein by and through John W. Biddinger its President and duly authorized representative pursuant to a resolution of its Board of Directors, a certified extract of which is attached hereto ("SGBL");

        SUNGROUP, INC., a corporation organized under the laws of the State of Tennessee, whose taxpayer identification number is 62-0790469, and whose principal place of business is 2201 Cantu Court, Suite 102A, Sarasota, Florida 34232, appearing herein by and through John W. Biddinger, its President and duly authorized representative pursuant to a resolution of its Board of Directors, a certified extract of which is attached hereto ("Guarantor");

                                     AND

        FIRST SAVINGS BANK, FSB, a federal savings bank, whose taxpayer identification number is 75-2072785, and whose principal place of business is 301 S. Center Street, Arlington, Texas 76010, appearing herein by and through its President, Richard J. Driscoll ("Lender").

        WHO DECLARED THAT:

                                   RECITALS

        WHEREAS, RSG and SGBL, or their predecessors in title (collectively hereinafter "Borrower") and Guarantor executed those certain promissory notes listed on Exhibit "A" attached hereto and made a part hereof (collectively, the "Note").

        WHEREAS, in order to secure the Notes, Borrower and Guarantor granted various liens, mortgages, security interests, assignments, collateral assignments, pledges and otherwise in various items corporeal (tangible), incorporeal (intangible), movable (personal), and immovable (real) property pursuant to various instruments and otherwise, including without limitation, the instruments listed on Exhibit "B" attached hereto and made a part hereof (collectively, the "Security Documents"), affecting, among other property, the real and personal property described on Exhibit "C" attached hereto and made a part hereof (the "Property"). The Notes and Security Documents are collectively hereinafter, the "Loan Documents").

        WHEREAS, Federal Deposit Insurance Corporation (the "FDIC") succeeded to all of the right, title and interest of NCNB Texas National Bank, as successor to First Republicbank Dallas, N.A. in, to and under the Loan Documents pursuant to the operation of law and certain orders and powers of agencies of the United States Government.

        WHEREAS, Lender is the current holder of the Note and is the mortgagee, pledgee, assignee and/or security interest holder under the Security Documents. The Security Documents were assigned to Lender by an Assignment and/or Assignments listed on Exhibit "D" attached hereto and made a part hereof.

        WHEREAS, Borrower and Guarantor have requested that Lender enter into this Agreement, and Lender has agreed to enter into this Agreement pursuant to the terms and conditions set forth herein.

        WHEREAS, Borrower and Guarantor own and operate radio stations in the States of Louisiana and Texas (the "Business").

                                  AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions contained herein and in the Note and the Security Documents, for other good and valuable consideration and for good cause, the receipt and sufficiency of which are hereby acknowledged Borrower, Guarantor and Lender hereby agree as follows:

                                  ARTICLE I
                            RECITALS INCORPORATED

        The Recitals set forth above are hereby incorporated herein and expressly made a part of this Agreement.

                                  ARTICLE II
                                 DEFINITIONS

        Capitalized terms used herein shall have the meanings set forth below:

        2.1 "Agreement" shall mean this Loan Modification Agreement by and between Lender and Borrower.

        2.2 "Environmental Laws" shall mean any federal, state or local law, statute, ordinance, regulation, plan, decree, demand'Ietter, order or otherwise pertaining to health, industrial hygiene, pollution, waste disposal, hazardous waste or the environmental conditions on, under, from or about the Property, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), 42 U.S.C. Sections 9601 et M., and the Resource Conservation and Recovery Act of 1976 ('RCRA'), 42 U.S.C. Section 6901 _q M., as amended.

        2.3 "Financing Statement" shall mean a Uniform Commercial Code financing statement or statements, in form and substance satisfactory to Lender, perfecting a first priority security interest in personal property collateral in favor of Lender.

        2.4 "Hazardous Substance" shall mean any substance that is now or may become regulated or governed by any Environmental Laws, or the presence of which requires investigation under any Environmental Laws, or any flammable, explosive, corrosive, reactive, carcinogenic, radioactive material, hazardous waste, toxic substance or related material and any other substance or material defined or designated as a hazardous or toxic substance, material or waste by any Environmental Laws and shall include, without limitation:

                2.4.1 Those substances included within the definitions of "hazardous substances", "hazardous materials", "toxic substances" or "solid waste" in CERCLA, RCRA and the Hazardous Materials
        Transportation Act, 42 U.S.C. Section 1801 et seq., and in the regulations promulgated pursuant to said laws;

                2.4.2 Those substances listed in the United States Department of Transportation Table (49 CFR 172. 101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); and

                2.4.3 Any material, waste or substance which is or contains (A) petroleum hydrocarbons, (B) asbestos, (C) polychlorinated biphenyis or (D) designated as a "hazardous substance" pursuant to
        Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clear Water Act (33 U.S.C. Section 1317).

        2.5 "Person" shall mean any individual, partnership, corporation and/or other entity.

        2.6 Terms defined in the recitals hereto shall have the meaning ascribed to such terms in the recitals.

                                 ARTICLE III

                        MODIFICATION OF LOAN DOCUMENTS

        Effective as of December 15, 1996, the Loan Documents are modified as provided herein.

        3.1 Principal Balance. Borrower, Guarantor and Lender hereby acknowledge and agree that the outstanding principal balance of the Note as of December 15, 1996 is TWO MILLION ONE HUNDRED AND EIGHTY FOUR THOUSAND, THREE HUNDRED TWENTY-ONE AND 57/100 DOLLARS ($2,184,321.57) (the "Principal Balance"), and Borrower expressly acknowledges an indebtedness to Lender of the Principal Balance, plus interest and other costs and fees and provided herein and the Loan Documents.

        3.2 Interest Rate. From and after December 15, 1996, until an event of default or maturity, interest shall accrue on the Principal Balance at the rate of TWELVE PERCENT (12.0%) per annum, calculated on the basis of 360 days being a year, or, at the election of Lender, the actual number of days in the applicable calendar year in which accrued.

        3.3 Default Interest. From and after the occurrence and during the pendency of a default under the Loan Documents, and from and after the maturity of the Notes, whether by acceleration or otherwise, interest shall accrue on the amount of the Principal Balance outstanding hereunder at the Maximum Rate (as hereinafter defined).

        3.4 Payment Schedule. The Note is hereby modified effective as of December 15, 1996 by modifying the payment schedule as follows:

        3.4.1 Borrower shall pay interest only on the 15th of every month. Lender will send Borrower each month an invoice for the current interest due.

        3.4.2 Borrower shall pay all outstanding principal and interest on, and the loan represented by the Notes shall mature on June 30, 1998 (the "Maturity Date").
                           (1/12/98)

        3.4.3 Borrower shall pay $10,000 as a principal reduction to lender on June 15, 1998.
                           (1/12/98)

        3.5 Application of Payments. Payments received by the Lender pursuant to the terms of the Note, as amended hereby, shall be applied in the following manner: first, to the payment of all expenses, charges, costs and fees incurred by or payable to Lender and for which Borrower is obligated pursuant to the terms of the Loan Documents; second, to the payment of all interest accrued to the date of such payments; and third, to the payment of principal. Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuation of an event of default under any of the Loan Documents, as amended hereby, all amounts received by Lender from any party shall be applied in such order as Lender, in its sole discretion, may elect.

        3.6 Fee. In addition to the other payments due hereunder, Borrower covenants and agrees to pay Bank on the date hereof, a commitment fee in the amount of $10,921.61.

                                  ARTICLE IV
                          DEFAULT; WAIVER OF CLAIMS

      Borrower hereby acknowledges and agrees that, at the date hereof:

        4.1 Borrower is in default under the Loan Documents, provided, that such default will be waived upon execution of the Agreement;

        4.2 Lender has properly perfected its lien, mortgage, assignments, security interest and other interests in and to the Property;

        4.3 Borrower hereby waives and releases any and all notices, cure periods, defenses, setoffs and claims which Borrower may be entitled to or may raise against Lender or any other party arising out of the Loan Documents, the administration of the Loan Documents, or any oral or written correspondence or transactions in connection with the Loan Documents prior to the execution of this Agreement.

                                  ARTICLE V
                   CONDITIONS PRECEDENT TO THE MODIFICATION

                This Agreement is subject to Borrower's and Guarantor's satisfaction of the following conditions precedent, or Lender's written waiver thereof:

        5.1 At Lender's request, Borrower shall, at borrower's sole cost and expense, cause the Title Company, which shall be acceptable to Lender, in its sole discretion, to issue an endorsement to Lender's prior title insurance policy insuring Lender's first lien on any immovable (real) property constituting the Property, subject only to such exceptions to title as Lender may approve ('Permitted Exceptions");

        5.2 Borrower shalt, at Borrower's sole cost and expense, cause a search and update of the relevant Uniform Commercial Code records to be conducted, which search shall show that the Lender holds a first priority security interest in the movable (personal) property constituting the Property, and Borrower shall execute any and all Financing Statements required by Lender in connection with this Agreement and the modification of the Loan Documents;

        5.3 Upon Lender's request, Borrower and Guarantor shall provide Lender with financial statements for Borrower, Guarantor and for the Business, prepared according to past practice internally or by an independent certified public accountant, for the last three calendar years;

        5.4 Upon Lender's request, Borrower shall provide Lender with a pro forma projection of income and expenses for the Business for the time period between the date of this Agreement and the Maturity Date set forth herein;

        5.5 Borrower shall pay Lender its, costs and expenses in connection with this Agreement including, without limitation, reasonable attorneys' fees;

        5.6 Borrower and Guarantor shall execute, acknowledge and deliver to Lender this Agreement, any letter instructions to the Title company and any other documents or instruments required by the Lender in connection with the loan modification contemplated hereby;

        5.7 Lender shall have received any opinion of counsel required by Lender, in its sole discretion;

        5.8 Borrower shall, in accordance with all applicable state, federal and local regulations, properly maintain all asbestos-containing material at, in or on the Property and shall implement an appropriate operation and maintenance program for such asbestos-containing material in order to prevent any portion of such asbestos-containing material from becoming friable or airborne; and

        5.9 Borrower and Guarantor shall provide Lender with such other information as Lender may reasonably request relating to the Business.

                                  ARTICLE VI
           REPRESENTATION, WARRANTIES AND COVENANTS OF BORROWER AND
                                  GUARANTOR

        Borrower and Guarantor hereby represent, warrant and covenant to Lender that:

        6.1 Borrower and Guarantor: (i) are duly formed and validly existing and in good standing under the laws of the State of Louisiana, Texas and Tennessee, as applicable; and (ii) have all requisite power, authority, and capacity to enter into this Agreement and to perform their obligations under this Agreement and the Loan Documents, as modified hereby. As of the date hereof, this Agreement and any other documents executed in connection herewith have been duly executed, acknowledged (where necessary) and delivered to Lender by Borrower and Guarantor. Borrower and Guarantor have delivered to Lender a Certificate of Good Standing in the state where Borrower and Guarantor are incorporated, and a certified copy of their bylaws, articles of incorporation and incumbency certificate;

        6.2 This Agreement and all of the obligations of Borrower and Guarantor hereunder are the legal, valid and binding obligations of Borrower and Guarantor, enforceable in accordance with the terms of this Agreement;

        6.3 The execution and delivery of this Agreement and the performance of its obligations hereunder by Borrower and Guarantor will not conflict with any provision of any law or regulation to which Borrower or Guarantor is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which Borrower or Guarantor is a party or by which they are bound, or any order or decree applicable to Borrower or Guarantor, or result in the creation or imposition of any lien on any of Borrower's or Guarantor's assets or property, which would materially and adversely affect the ability of Borrower or Guarantor to carry out their obligations under this Agreement and the Loan Documents, as modified herein;

        6.4 There is no action, suit or proceeding pending or threatened against Borrower, Guarantor or the Property in any court or by or before any other government agency or instrumentality which would materially and adversely affect the ability of Borrower or Guarantor to carry out its obligations under this Agreement and the Loan Documents, as modified herein. The execution and delivery of this Agreement will not result in a conflict with or violation of any law, rule, regulation, judgment, or court order affecting Borrower, Guarantor or the Property;

        6.5 Borrower and/or Guarantor hold fee simple title to the Property free and clear of all encumbrances, liens, claims, leases or tenancies, except the Permitted Exceptions and the Leases;

        6.6     Ile information and documents to be furnished pursuant to
Article V hereof will be true, correct, accurate and complete in all material respects;

        6.7 Borrower and/or Guarantor have not received and do not know of any notice or demand with respect to any claim, liability or cause of action arising out of any facts or circumstances connected with the Property, which is not fully covered under its insurance policies;

        6.8 Borrower and/or Guarantor have not received any notice: (i) of any violation of any zoning, building, health or similar laws, ordinances, rules or regulations affecting the Business; or (ii) from any insurance company or governmental agency of any defects or inadequacies in the Business which would adversely affect the insurability of the Business or materially increase the cost of insuring the Business beyond that which is customarily charged for similar businesses in the vicinity of the Business used for a similar purpose;

        6.9 All real estate taxes and all tax reports of Borrower and/or Guarantor required by law to be filed have been duly filed and all taxes, assessments, fees and other governmental charges relating to the Property or any of Borrower's and/or Guarantor's properties, assets, income or franchises which are due and payable have been paid;

        6.10 (i) To the best of Borrower's and Guarantor's knowledge, the Property does not contain any Hazardous Substance; (ii) to the best of Borrower's and Guarantor's knowledge, Borrower and/or Guarantor have not conducted or authorized the generation, transportation, storage, treatment, or disposal at the Property, of any Hazardous Substance; (iii) Borrower and/or Guarantor are not aware of any pending or threatened litigation or proceedings before any administrative agency in which any person or entity alleges the presence, release, threat of release, or placement on or in the Property of any Hazardous Substances; (iv) Borrower and/or Guarantor have not received any notice of and has no actual or constructive knowledge that any governmental authority or any employee or agent thereof is investigating whether there is, or has determined that there has been (1) a presence, release, threat of release, or placement on or in the Property of any Hazardous Substance, or (2) any generation, transportation, storage, treatment or disposal at the Property of any Hazardous Substance; and (v) there have been no communications or agreements between Borrower and/or Guarantor and any governmental authority or agency (federal, state or local) or any private entity, including but not limited to, any prior owners of the Property, relating in any way to (1) the presence, release, threat of release, or placement on or in the Property of any Hazardous Substance, or (2) any generation, transportation, storage, treatment, or disposal at the Property of any Hazardous Substance;

        6.11 Borrower and Guarantor: (i) have no intention of filing any voluntary petition or initiating any voluntary proceedings under the Federal Bankruptcy Code or similar state legislation or otherwise to obtain relief from creditors in any reorganization, insolvency, receivership or similar proceedings, and (ii) have no knowledge of any threatened involuntary bankruptcy proceedings affecting Borrower and/or Guarantor;

        6.12 This Agreement and the transactions contemplated thereby do not constitute a "fraudulent conveyance", "fraudulent consequence" or "fraudulent transfer" as defined by the laws of the United States, Louisiana, Texas or Tennessee;

        6.13 The security interests, liens and other encumbrances created by the Loan Documents and the lien of any mortgages or deeds of trust listed as a Security Document are valid and subsisting and shall remain an enforceable and valid lien against the Property;

        6.14 The condition (financial or otherwise) of the Business or any part thereof, whether or not insured against, has not been materially adversely affected in any manner since October 31, 1996, as shown on the income and expense statement of such date for the Property, which statement was true and correct as of the date thereof,

        6.15 Except for the defaults of Borrower and/or Guarantor which will be cured by this Agreement, no event has occurred or is continuing and no condition exists which constitutes or which after notice or lapse of time, or both, would constitute an event of default by Borrower, Guarantor or Lender under the Loan Documents, as modified hereby;

        6.16 The fee paid to any Guarantor for management of the Business in any year does not exceed $75,000.00 for the Business of RSG or $75,000.00 for the Business of SGBL; (1/12/98)

        6.17 Borrower aqd/or Guarantor currently have in force insurance policies covering the Property which comply with the property insurance requirements set forth in the Loan Documents;

        6.18 Borrower and/or Guarantor do not have the right to disbursement of additional loan proceeds or future advances with respect to the loan represented by the Loan Documents;

        6.19 As of the date hereof, the Loan Documents, as amended hereby and any other documents executed in connection herewith constitute all of the documents and agreements evidencing, securing, governing or otherwise relating to the loan represented by the Loan Documents prior to the date hereof. Without limitation on the foregoing, there has been no modification, extension, release, waiver, assumption, or supplement to or of the Loan Documents, with the exception of the amendments and the provisions being effected by this Agreement;

        6.20 The loan represented by the Loan Documents is not cross-collateralized or cross-defaulted with any other loan;

        6.21 Borrower shall provide to Lender on or before the 20th of each month during the term of the loan represented by the Loan Documents a true and correct income and expense statement for the Property for the calendar month ended immediately prior to such date, in form and substance satisfactory to Lender and certified to be true and correct by Borrower;

        6.22 All representations and warranties contained in this Article VI or elsewhere in this Agreement shall survive the closing of the restructuring transactions contemplated herein;

        6.23 Guarantor represents and warrants that it has pledged and granted (and does hereby grant) a continuing security interest to Lender, its successors and assigns, in all the outstanding shares of stock in RSG and SGBL to secure the loan represented by the Loan Documents and all other obligations to Lender, its successors and assigns. All outstanding shares of stock in RSG & SGBL have been delivered to Lender, and the pledge is noted on the books and records of RSG & SGBL;

        6.24 Guarantor shall this date execute a Guaranty Agreement in favor of Lender, guaranteeing all obligations of Borrower hereunder and under the Loan Documents.

<PAGE)

                                 ARTICLE VII
                                   RELEASE

        7.1 Borrower, and Guarantor and their successors and assigns each hereby forever release, discharge and acquit the Lender, its parents, subsidiary and affiliate corporations of each of the foregoing, and each of the respective officers, directors, shareholders, agents, employees, representatives, consultants, attorneys, fiduciaries, servants, predecessors, successors, heirs, and assigns of each of the foregoing (collectively, the "Released Parties"), of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, arising heretofore or now existing, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or relate to (i) the loan represented by the Loan Documents; (ii) the Loan Documents; (iii) this Agreement; (iv) the Financing Statement; or (v) any action or inaction of any Person or entity released hereunder with respect to the loan represented by the Loan Documents, the Loan Documents or the is Agreement.

        7.2 In connection with foregoing release, Borrower and Guarantor hereby agree, represent and warrant that they realize and acknowledge that factual matters now unknown to it may have given or may hereafter give rise to causes and action, claims, demands, debts, controversies, damages, costs, losses, and expenses which are presently unknown, unanticipated and unsuspected, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the parties set forth hereinabove from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are in any way related to: (i) the loan represented by the Loan Documents; (ii) the Loan Documents; (iii) this Agreement; (iv) the Financing Statement; and (v) any action or inaction of any Person or entity released hereunder with respect to the loan represented by the Loan Documents, the Loan Documents or this Agreement.

                                 ARTICLE VIII
                            NO TRANSFER OF CLAIMS

        Borrower and Guarantor represent and warrant that neither Borrower nor Guarantor has heretofore assigned or transferred, or purported to assign or to transfer, to any Person any matter released hereunder or any portion thereof or interest therein, and Borrower and Guarantor agree to indemnify, defend and hold the Released Parties harmless from and against any and all claims based on or arising out of any such assignment or transfer or purported assignment or transfer.

                                  ARTICLE IX
                             CONSENT OF GUARANTOR

        Guarantor hereby consents to the modifications contained in this Agreement and acknowledges that the Guaranty dated December 14, 1989, between Guarantor and NCNB Texas National Bank, N.A., is not affected by or modified by this Agreement, and remains in full force and effect, enforceable in favor of Lender, its successors and assigns, in accordance with its terms.

                                  ARTICLE X
                            RATIFICATION OF PLEDGE

        10.1 Borrower acknowledges, represents and warrants that pledge of that certain Collateral Mortgage Note dated December 14,1989 by Borrower in the original principal amount of $2,000,000.00 ("NCNB Collateral Note") on December 14,1989, pursuant to that certain Act of Pledge of Collateral Mortgage Note dated December 14,1989, as restated and amended pursuant to that certain Amended and Restated Act of Pledge of Collateral Mortgage Note dated in January, 1990 as amended by that certain First Amendment to Amended and Restated Act of Pledge of Collateral Mortgage Note dated effective as of September 30,1995 (collectively the 'NCNB Pledge Agreement") was a pledge granted in favor of NCNB Texas National Bank, its successor and assigns, including Lender and that such pledge was granted to secure not only all present and future obligations of Borrower, its successors or assigns in favor or and/or advances to Borrower, its successors or assigns by NCNB Texas National Bank, but also all present and future obligations of Borrower its successors or assigns in favor of, and/or advances to Borrower, its successors or assigns, by the successors and assigns of NCNB Texas National Bank.

        10.2 Borrower acknowledges, represents and warrants that the security interest granted in that certain Collateral Mortgage Note dated November 4,1993 by Borrower in the original principal amount of $500,000.00 (the "FDIC Collateral Note"), pursuant to that certain Act of Pledge of Collateral Mortgage Note (Security Agreement) dated in November, 1993, (the 'FDIC Pledge Agreement") was a security interest granted in favor of the Federal Deposit Insurance Corporation (die "FDIC"), its successors and assigns, including Lender, and that such security interest was granted to secure not only all present and future obligations of Borrower, its successors or assigns in favor of and/or advances to Borrower, its successors or assigns, by the FDIC, but also all present and future obligations of Borrower, its successors or assigns in favor of, and/or advances made to Borrower, its successors or assigns, by the successors or assigns of the FDIC.

        10.3 Borrower acknowledges that: (i) Lender and it predecessors in title have held the NCNB Collateral Note and FDIC Collateral Note (collectively, the "Collateral Notes"); (ii) the Collateral Notes have been continuously held and remain in possession of Lender and its predecessors;
(iii) pursuant to applicable Louisiana law, including without limitation, Louisiana Civil Code Article 3158, the obligations of Borrower, its successor or assigns under the pledge of the NCNB Collateral Note are entitled to retroactive ranking back to the date of the original pledge, December 14,1989,
(iv) pursuant to applicable Louisiana law, including without limitation, Chapter 9 of the Louisiana Commercial laws (La. R.S. 10:9-101 et seq.), the obligations of Borrower, its successors or assigns, secured by the security interest granted in the FDIC Collateral Note are entitled to retroactive ranking back to the date of the granting of the original security interest, November 4, 1993.

        10.4 Borrower hereby ratifies, confirms and acknowledges the pledge of the NCNB Collateral Note and the security interest granted in the FDIC Collateral Note, and, in addition to, but not in lieu of the foregoing, hereby grants a continuing security interest in the Collateral Notes in favor of Lender, its successors and assigns, in order to secure any and all present or future obligations of Borrower and/or Guarantor, their successors or assigns in favor of Lender its successors or assigns.

        10.5 Borrower further acknowledges the rights of Lender and the rights of Lender's successors and assigns to enforce the Collateral Notes and all accessories or accessory obligations thereto.

                                  ARTICLE XI
                                MISCELLANEOUS

        11.1 Lender's Representations and Warranties. Lender represents and warrants that it is the holder and owner of the Note.

        11.2 Legal Opinion. Simultaneously with the execution of this Agreement, if requested by Lender, Lender shall have received from legal counsel retained by Borrower and acceptable to Lender an opinion of counsel ("Legal Opinion") covering the following matters: (a) the due authorization of this Agreement and any other documents executed in connection herewith in accordance with their respective terms; (b) the validity and enforceability of this Agreement; (c) compliance with applicable usury laws; (d) the due organization and valid legal existence of Borrower and Guarantor; (e) the existence of, or the nonexistence of, any requirement for any consent of any governmental authority in connection with the execution, delivery or performance of this Agreement and any other documents executed in connection herewith, (f) the execution of this Agreement will not materially impair the security for the loan represented by the Loan Documents (including, but not limited to, the continued validity and enforceability of any guaranty given as security for the loan represented by the Loan Documents) and (g) such other matters incident to the transaction contemplated herein as Lender may reasonably request.

        11.3 Usury Sayinzs Clause. Notwithstanding anything to the contrary contained elsewhere in this Agreement, Borrower, Guarantor and Lender hereby agree that all agreements between them under this Agreement and with respect to the loan represented by the Loan Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Lender for the use, forbearance, or detention of the money loaned to Borrower, or for the performance or payment of any covenant or obligation contained herein or therein, exceed the maximum rate of interest under applicable law ('Maximum Rate"). If from any circumstance whatsoever, fulfillment of any provision of this Agreement at the time performance of such provisions shall be due shall involved transcending the limit of validity prescribed by law, then, automatically, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Lender should ever receive anything of value deemed interest by applicable law which would exceed the Maximum Rate, such excessive interest shall be applied to the reduction of the principal amount owing with respect to the Loan Documents or on account of the indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the loan represented by the Loan Documents and such other indebtedness, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the loan represented by the Loan Documents and other indebtedness of Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of all such indebtedness is uniform throughout the actual term of the loan represented by the Loan Documents or does not exceed the

Maximum Rate throughout the entire term of the loan represented by the Loan Documents, as appropriate. By execution of this Agreement, Borrower acknowledges that it believes the loan represented by the Loan Documents to be non-usurious and agrees that, if at any time Borrower should have reason to believe that the loan represented by the Loan Documents is in fact usurious, Borrower will give Lender notice of such condition, and Borrower agrees that Lender shall have ninety (90) days after receipt of such notice in which to make appropriate refund or other adjustment in order to correct such condition if in fact such condition exists. The terms and provisions of this Section
11.3 shall control every other provision of this Agreement and all other agreements between Borrower, Guarantor and Lender.

        11.4 Further Assurances. Borrower and Guarantor further assure the Lender that Borrower and/or Guarantor will execute such other documents as may be required by Lender, in its sole discretion, to complete this Agreement or to accomplish the intended purpose of this Agreement.

        11.5 No Waiver. Borrower and Guarantor acknowledge that by accepting payment of any sums set forth herein to be paid by Borrower, Lender does not waive in any mamer Lender's right to require prompt payment when due of all other sums evidenced by the Note and secured by the Loan Documents, as modified herein, and to declare a default for failure of Borrower to comply fully with the terms and conditions of the Note and the Loan Documents. A waiver of any default of Borrower under the Note or the Loan Documents, as modified, shall not be or be deemed to be a waiver of any other or similar default by Borrower after such waiver.

        11.6 Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give under this Agreement shall be in writing and shall be deemed to have been property given
(a) if hand delivered (effective upon delivery), (b) if mailed (effective three days after mailing) by United States registered or certified mail, postage prepaid, return receipt requested, (c) if sent by a nationally recognized overnight delivery service (effective one day after delivery to such courier), or (d) if sent by facsimile (effective upon confirmation of transmission); provided that the notice is also sent and received by U.S. Mail, in each case addresses as follows:

        If to Lender:             First Savings Bank, FSB
                                  301 S. Center Street
                                  Arlington, Texas 76010
                                  Attention:     Richard J. Driscoll
                                  Facsimile:     (817) 276-0451

        If to Borrower:           RadioSunGroup of Bryan/College Station, Inc.
                                  #26 Manor East Mall
                                  701 Villa Maria
                                  Bryan, Texas 77805
                                  Attention:     John W. Biddinger
                                  Facsimile:     (409) 823-5597

                                  SunGroup Broadcasting of Louisiana, Inc.
                                  725 Austin Place
                                  Shreveport, Louisiana 71101
                                  Attention:     John W. Biddinger
                                  Facsimile:     (318) 227-8020

        If to Guarantor:          SunGroup, Inc.
                                  2201 Cantu Court
                                  Suite 102A
                                  Sarasota, Florida 34232
                                  Attention:     John W. Biddinger
                                  Facsimile:     (941) 378-5449

or such other address which any party entitled to receive notice hereunder designates by notice to the others.

        11.7 Successors and Assigns. This Agreement and all provisions hereof, including but not limited to all representations and warranties made herein, shall extend to and be binding upon and inure to the benefit of the respective heirs, legatees, legal representatives, successors and assigns of the parties hereto.

        11.8 Waiver of Jury.. LENDER, GUARANTOR AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER, GUARANTOR OR BORROWER WITH RESPECT THERETO. THIS PROVISION SETS FORTH THE MUTUAL DESIRE OF LENDER, GUARANTOR AND BORROWER TO AVOID DELAYS IN THE RESOLUTION OF DISPUTES INVOLVING THIS AGREEMENT. BORROWER AND GUARANTOR ACKNOWLEDGE THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AGREEMENT.

        11.9 Modification of Other Loan Documents. The Loan Documents are hereby modified in accordance with this Agreement. All references to a particular Loan Document in the Loan Documents shall be deemed to refer to said Loan Document as amended by this Agreement.

        11.10 Attorneys' Fees. Borrower and/or Guarantor shall reimburse Lender for all reasonable attorneys' fees and expenses, arising from and after the date hereof, incurred by Lender in connection with the enforcement of Lender's rights under this Agreement and each of the other Loan Documents, as modified hereby including, without limitation, reasonable attorneys' fees and disbursements for trial, appellate proceedings, out-of-court workouts and settlements or for enforcement of rights under any state or federal statute, including, without limitation, reasonable attorneys' fees incurred in bankruptcy and insolvency proceedings such as in connection with seeking relief from stay in a bankruptcy proceeding. Borrower s and Guarantor's reimbursement obligation shall be part of the indebtedness secured by the Loan Documents.

        11.11 Disclaimer of Novation, Extinguishment and Disch &=. Except as expressly set forth herein, the parties hereto expressly disclaim any intent to effect a novation or an extinguishment or discharge of any of the Borrower's obligations under the Loan Documents. Except as expressly modified hereby, each Loan Document remains in full force and effect and is hereby confirmed and ratified in all respects.

        11.12 Entire Agreement. This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein. No modification or amendment of this Agreement or any waiver of any provision hereof shall be effective, unless the same is in writing signed by the party against whom enforcement of such modification, amendment or waiver is sought.

        11.13 Severability. If any of the provisions of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be deemed invalid or unenforceable, the remainder of this Agreement and the application of such provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

        11.14 Voluntary Execution. Borrower and Guarantor have thoroughly read and reviewed the terms and provisions of this Agreement and is familiar WITH the same, have executed this Agreement voluntarily, in the absence of coercion or duress, have been represented by counsel in the negotiation and delivery of this Agreement, and understands the terms hereof and intends to be legally bound by the same. Borrower and Lender have negotiated this Agreement at arms-length and no provision is to be construed more strictly against one party than the other.

        11.15 No Joint Venture. Nothing in this Agreement shall be construed as creating a partnership, joint venture or any other relationship between Borrower, Guarantor or the Lender.

        11.16 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana, without reference to any principles of choice of laws or conflicts of laws.

        11.17 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one original instrument.

        THUS DONE AND PASSED, on the 12th day of January 1998, in the State of Florida, County of Sarasota, City of Sarasota, in presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with RSG and me after reading of the whole.

WITNESSES:

X /s/ Lawrence A. Woods
-----------------------

X /s/ Robert N. Davies
----------------------

                                     RADIOSUNGROUP OF BRYAN/COLLEGE
                                 STATION, INC.,      a Texas Corporation

                             By: /s/ John W. Biddinger
                                 ---------------------------------------
                                 John W. Biddinger, President


(NOTARY SEAL)

/s/ Merily Bryson McFadden
--------------------------
Notary Public

        THUS DONE AND PASSED, on the 12th day of January 1998, in the State of Florida, County of Sarasota, City of Sarasota, in presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with SGBL and me after reading of the whole.

WITNESSES:

X /s/ Lawrence A. Woods
-----------------------

X /s/ Robert N. Davies
----------------------


                                  SUNGROUP BROADCASTING OF LOUISIANA,
                                  INC., a Louisiana Corporation


                               By: /s/ John W. Biddinger
                                   ----------------------------
                                   John W. Biddinger, President


 (NOTARY SEAL)

/s/ Merily Bryson McFadden
--------------------------
Notary Public

        THUS DONE AND PASSED, on the 12th day of January 1998, in the State of Florida, County of Sarasota, City of Sarasota, in presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with Guarantor and me after reading of the whole.

WITNESSES:

X /s/ Lawrence A. Woods
-----------------------

X /s/ Robert N. Davies
----------------------

                                  SUNGROUP, INC.,
                                  a Tennessee Corporation

                                By: /s/ John W. Biddinger
                                    --------------------------
                                  John W. Biddinger, President


(NOTARY SEAL)

/s/ Merily Bryson McFadden
--------------------------
Notary Public

        THUS DONE AND PASSED, on the ___day of December 1996, in the State of Texas, County of Tarrant, City of Arlington, in presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with Lender and me after reading of the whole.

WITNESSES:

X /s/_____________________________

X /s/_____________________________


                                            FIRST SAVINGS BANK, FSB



                                        By: ------------------------------
                                            Richard J. Driscoll, President



----------------------------------
NOTARY PUBLIC